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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20429

                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): AUGUST 31, 2000


                            UNION BANKSHARES COMPANY
                    (Exact name of registrant in its charter)

                                  -------------


            MAINE                        2-90679                 01-0395131
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


          66 MAIN STREET, ELLSWORTH, MAINE                       04605
      (Address of principal executive offices)                 (zip code)


       Registrant's telephone number, including area code: (207) 667-2504


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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Items 1 through 4 and Items 6, 7(a) and (b), 8 and 9. Not Applicable.

Item 5. Other Events.

         On August 31, 2000, Union Bankshares Company (the "Registrant") completed its acquisition of Mid-Coast Bancorp, Inc. by consummating the merger of Mid-Coast into the Registrant. The joint press release announcing the closing of the merger is included herein as Exhibit 99.1. The merger of Waldoboro Savings Bank, F.S.B., the Registrant's newly-acquired subsidiary bank, into the Union Trust Company is expected to be consummated before the end of September.


Item 7. Financial Statement and Exhibits.

        (c) Exhibits -

            99.1 - Press Release.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Union Bankshares Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                                    UNION BANKSHARES COMPANY
                                                          (Registrant)



Dated: September 6, 2000                     By /s/ Peter A. Blyberg
                                               --------------------------------
                                               Peter A. Blyberg, President

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         Exhibit Index


         99.1 - Press Release.